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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 9, 2004

                              Diomed Holdings, Inc.

               Delaware                                000-32045                             84-1480636
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

              1 Dundee Park
               Andover, MA                                          01810
(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 4, 2004, Diomed, Inc. ("Diomed"), a wholly-owned subsidiary of Diomed Holdings, Inc. (the "Company"), hired Mr. Cary Paulette as its Vice President, North American Sales.

The following summarizes the material terms of Mr. Paulette's employment with
Diomed:

Mr. Paulette's annual salary will be $175,000, with a signing bonus of $25,000 and annual bonus of 50% of base salary, if he achieves established performance criteria. Subject to approval by the Company's Compensation Committee, the Company will grant to Mr. Paulette options under its 2003 Omnibus Incentive Plan to purchase 50,000 shares of the Company's common stock at a price equal to the market value of the common stock on the date of employment, to vest quarterly in arrears over a three year period. Mr. Paulette will also be eligible for further awards at a level to be determined by the Compensation Committee, subject to achievement of performance criteria and stockholder approval of a new or expanded Omnibus Incentive Plan in 2005. Diomed will reimburse Mr. Paulette for certain relocation expenses, up to $60,000, and provide a $750 monthly car allowance. Mr. Paulette represents to Diomed that he is not subject to any confidentiality, non-competition or other agreements with any third parties that would be breached by or conflict with his employment by Diomed or would affect his ability to devote his full time and attention to Diomed, and agrees to certain confidentiality, non-competition, non-solicitation and intellectual property assignment provisions. Mr. Paulette's employment is "at will," provided that Diomed will pay him a minimum of six months of severance if it terminates his employment other than for cause. Mr. Paulette's employment commenced December 8, 2004.

On December 7, 2004, Diomed issued a press release regarding its employment of Mr. Paulette.

Copies of Diomed's employment letter, proposed form of option grant agreement and December 7, 2004 press release are attached as exhibits to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

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10.1      Employment Letter, dated December 3, 2004, signed by Cary Paulette on December 4, 2004

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10.2      Form of Proposed Incentive Option Agreement
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99.1      Press Release, dated December 7, 2004, regarding employment of Cary
          Paulette
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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Diomed Holdings, Inc.
                                (Registrant)

Date:    December 9, 2004       By:    /s/  JAMES A. WYLIE, JR.
                                       ----------------------------------------
                                Name:  James A. Wylie, Jr.
                                Title: President and Chief Executive Officer

List of Exhibits:

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10.1             Employment Letter, dated December 3, 2004, signed by Cary
                 Paulette on December 4, 2004

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10.2             Form of Proposed Incentive Option Agreement
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99.1             Press Release, dated December 7, 2004, regarding employment of
                 Cary Paulette
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